UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2006

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5— Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Severance Compensation Agreements

On December 13, 2006, Albemarle Corporation (the “Company”) approved a severance compensation program pursuant to which it will enter into severance compensation agreements (the “Severance Compensation Agreements”) with respect to certain senior executive officers, initially including Mark C. Rohr, John M. Steitz, Richard J. Diemer, Jr., Luther C. Kissam, IV and Jack P. Harsh (each, an “Executive”). The Severance Compensation Agreements will replace compensation arrangements with four of the five Executives that contain change in control provisions. The fifth Executive does not have a similar compensation arrangement.

The Severance Compensation Agreements have terms extending through December 31, 2007 and will be automatically extended for additional one-year terms unless either party notifies the other of the desire not to extend.

The Severance Compensation Agreements provide that, in the event of a Change in Control of the Company, upon death after a notice of termination of employment has been received, upon termination by the Company other than for cause, or upon resignation for good reason (as defined in the Severance Compensation Agreements), each Executive will be entitled to (i) base salary and vacation pay accrued through the termination date, (ii) accrued annual cash bonus, (iii) a lump sum severance payment further described below, (iv) tax gross-up payments for any excise taxes imposed on the Executive in connection with payments made under the relevant Severance Compensation Agreement, not to exceed $5,000,000 with respect to the chief executive officer or $3,000,000 with respect to all others, (v) immediate vesting of any outstanding but unvested stock options and restricted stock, (vi) payment of earned performance units for completed performance periods, (vii) payment of performance units for the then current performance period, calculated based on actual performance for the completed portion of the performance period and the target amount for the remainder of the unfinished performance period, (viii) the elimination of certain offsets for the short service benefits under the Company’s Supplemental Executive Retirement Plan (the “SERP”), and (ix) other insurance and counseling benefits.

The severance payments referenced in clause (iii) of the previous paragraph consist of the product of (x) a multiple, which in any event shall not be less than one (1), ranging from a number calculated based upon the number of days remaining before the Executive’s normally anticipated retirement date (defined in accordance with the Company’s pension plan) to two (2), multiplied by (y) the sum of the Executive’s annual base salary and the greater of (A) the amount of the Executive’s actual annual bonus for the year preceding the date of the Change in Control and (B) the amount of the Executive’s target bonus for the year in which the Change in Control occurs, and are subject to reduction if the severance payments exceed certain Internal Revenue Code limits by up to $100,000.

The severance payment will also be offset by a payment to the Executive for a non-competition agreement further described below. Each Executive will be required to sign a one year non-competition agreement for which the Executive will receive consideration equal to one year’s base and bonus compensation and which, if materially breached, will entitle the Company to recover the payment.

For purposes of the Severance Compensation Agreements, “Change in Control” shall mean (i) any person or group, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becoming, directly or indirectly, the beneficial owner of 20% or more of the combined voting power of the then outstanding voting securities of the Company; provided, however, in the event such person or group becomes the beneficial owner of 20% or more, and less than 30%, of such voting securities, the directors who were directors prior to December 13, 2006 or whose nomination or election was recommended or approved by directors who were directors prior to December 13, 2006 (“Continuing Directors”) determine by a vote of at least two-thirds (2/3) of the Continuing Directors that such event does not constitute a Change in Control, (ii) as a result of a reorganization, merger, share exchange or consolidation (each, a “Business Combination”), contested election of directors, or a combination of any such items, the Continuing Directors cease to constitute a majority of the Company’s or its successor’s board of directors within two years of the last of such transaction(s), or (iii) the shareholders of the Company approve a Business Combination, subject to certain exceptions, one of which exceptions is that all or substantially all of the beneficial owners of the Company’s outstanding voting securities immediately prior to such Business Combination own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors resulting from the Business Combination in substantially the same proportions as immediately prior to such Business Combination.

The preceding discussion is qualified in its entirety by reference to the terms of the Severance Compensation Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Conforming Amendments

On December 13, 2006, the Company also approved amendments to each of the Company’s SERP, 2003 Incentive Plan (the “Incentive Plan”), and outstanding stock options and outstanding performance units to conform them with the provisions of the Severance Compensation Agreements.

The preceding discussion is qualified in its entirety by reference to the terms of the Second Amendment to the SERP, the First Amendment to the Incentive Plan, the form of amendment to outstanding Stock Option Agreements and the form of amendment to outstanding Performance Unit Agreements, which are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated herein by reference.

Adoption of Severance Pay Plan

On December 13, 2006, the Company also adopted the Albemarle Corporation Severance Pay Plan (the “Severance Pay Plan”). The Severance Pay Plan provides for the payment to certain employees of the Company of severance payments upon (i) a termination of employment without cause before a Change in Control by reason of the elimination of the employee’s position or a change to the organizational structure of the Company which results in a redesign of work processes and individual responsibilities affecting two or more individuals, subject to certain exceptions, or (ii) termination of employment by the Company without cause following a Change in Control. For purposes of the Severance Pay Plan, “Change in Control” shall have the same meaning as in the Severance Compensation Agreements discussed above.

The employees eligible to participate in the Severance Pay Plan are employees located in the United States, including those on expat assignments outside of the United States, who are grade 18 or above and have been nominated for such participation by the chief executive officer of the Company and designated by the Executive Compensation Committee of the Company. Any participant who is also party to a Severance Compensation Agreement is only eligible to receive payments under the Severance Pay Plan triggered prior to a Change in Control.

Payments under the Severance Pay Plan shall be paid in a lump sum and shall consist of (i) with respect to payments triggered prior to a Change in Control, the sum of (x) one year of the employee’s base salary in effect at the time of termination and (y) the target cash bonus for the employee for the year in which the employee is terminated, and (ii) with respect to payments triggered following a Change in Control, the sum of (x) the greater of the employee’s base salary prior to the date of termination and the employee’s base salary prior to the Change in Control and (y) the greater of the amount of the employee’s actual cash bonus for the year preceding the date on which the Change in Control occurs and the employee’s target bonus for the year in which the Change in Control occurs.

The term of the Severance Pay Plan is indefinite, but it may be amended or ended at any time prior to a Change in Control and, after any such Change in Control, no amendment or termination shall be effective with respect to any employee unless such employee consents thereto in writing. The Severance Pay Plan shall expire two years after the date of any such Change in Control.

The preceding discussion is qualified in its entirety by reference to the terms of the Severance Pay Plan, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Amendment to Directors’ Deferred Compensation Plan

On December 13, 2006, the Company also approved an amendment to the Company’s Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan”) to (i) add specific transition rules relating to the election by participants to make changes in the payment terms of their benefits under the Directors’ Deferred Compensation Plan, and certain other related provisions, promulgated under Section 409A of the Internal Revenue Code of 1986, as amended, and (ii) allow the deferral under the Directors’ Deferred Compensation Plan of stock granted under the Company’s Directors’ Stock Plan, which deferrals would be credited to the Directors’ Deferred Compensation Plan on behalf of the participants in the form of phantom shares of common stock of the Company.

The preceding discussion is qualified in its entirety by reference to the terms of the First Amendment to the Directors’ Deferred Compensation Plan, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Amendment to Executive Deferred Compensation Plan

On December 13, 2006, the Company adopted the First Amendment to the Company’s Executive Deferred Compensation Plan (the “Executive Deferred Compensation Plan”). The Executive Deferred Compensation Plan provides a supplemental benefit of 5% of compensation in excess of amounts which may be recognized under the Company’s tax-qualified Savings Plan, for eligible employees hired after March 31, 2004, who are not eligible to participate in the Company’s defined benefit pension plan. Under the First Amendment to the Executive Deferred Compensation Plan, the 5% is increased to 6% commencing in the year in which occurs the employee’s 10th anniversary of employment, and to 7% in the year in which occurs the employee’s 20th anniversary of employment.

The preceding discussion is qualified in its entirety by reference to the terms of the First Amendment to the Albemarle Corporation Executive Deferred Compensation Plan, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Adoption of Amended and Restated Benefits Protection Trust

On December 13, 2006, the Company also adopted the Amended and Restated Albemarle Corporation Benefits Protection Trust (the “Benefits Protection Trust”). The Benefits Protection Trust is a grantor trust, with Merrill Lynch Trust Company FSB as Trustee. It allows the Company to fund, from time to time, benefits under its Executive Deferred Compensation Plan, SERP and Severance Pay Plan, as well as payments that may become due under individual severance agreements. It also allows the Company to fund a Benefits Protection Account which can provide funds to allow participants in those plans and agreements to pursue claims against the Company if benefits due them are not paid after a Change in Control.

The preceding discussion is qualified in its entirety by reference to the terms of the Amended and Restated Benefits Protection Trust, which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

2007 Base Salaries

On December 12, 2006, the Executive Compensation Committee of the Company’s Board of Directors (the “Committee”) approved the following 2007 base salaries, which will become effective as of January 1, 2007, for the Company’s named executive officers (the “Named Executive Officers”): Mark C. Rohr, President and Chief Executive Officer ($900,000); John M. Steitz, Senior Vice President – Business Operations ($425,000); Richard J. Diemer, Jr., Senior Vice President and Chief Financial Officer ($400,000); Luther C. Kissam, IV, Senior Vice President, General Counsel and Secretary ($350,000); and William M. Gottwald, Chairman of the Board ($330,000).

2007 Incentive Plan Target Bonuses

On December 12, 2006, the Committee approved the 2007 target percentages for the executive officers of the Company, pursuant to the Company’s 2003 Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, each of the Named Executive Officers is eligible to receive an annual cash incentive payment of 0 to two times a target percentage of their respective base salaries if certain criteria to be established by the Committee are met for 2007. The target percentages of base salary are as follows: Mark C. Rohr (80%); John M. Steitz (60%); Richard J. Diemer, Jr. (60%); Luther C. Kissam, IV(60%); and William M. Gottwald (60%).

The Incentive Plan also contemplates the possibility of the payment of additional discretionary incentives to the Named Executive Officers, but only in the event that individual’s performance merits consideration of such additional incentives. Any incentive payments earned under the Incentive Plan for 2007 will be paid in the first quarter of 2008.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Form of Severance Compensation Agreement

10.2	Second Amendment to Amended and Restated Albemarle Corporation Supplemental Executive Retirement Plan, dated December 13, 2006

10.3	First Amendment to Albemarle Corporation 2003 Incentive Plan, dated December 13, 2006

10.4	Form of Amendment to outstanding Stock Option Agreements

10.5	Form of Amendment to outstanding Performance Unit Agreements

10.6	Albemarle Corporation Severance Pay Plan, dated as of December 13, 2006

10.7	First Amendment to Albemarle Corporation Directors’ Deferred Compensation Plan, dated December 13, 2006

10.8	First Amendment to Albemarle Corporation Executive Deferred Compensation Plan, dated December 13, 2006

10.9	Amended and Restated Albermarle Corporation Benefits Protection Trust, dated as of December 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2006

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of Severance Compensation Agreement

10.2	Second Amendment to Amended and Restated Albemarle Corporation Supplemental Executive Retirement Plan, dated December 13, 2006

10.3	First Amendment to Albemarle Corporation 2003 Incentive Plan, dated December 13, 2006

10.4	Form of Amendment to outstanding Stock Option Agreements

10.5	Form of Amendment to outstanding Performance Unit Agreements

10.6	Albemarle Corporation Severance Pay Plan, dated as of December 13, 2006

10.7	First Amendment to Albemarle Corporation Directors’ Deferred Compensation Plan, dated December 13, 2006

10.8	First Amendment to Albemarle Corporation Executive Deferred Compensation Plan, dated December 13, 2006

10.9	Amended and Restated Albermarle Corporation Benefits Protection Trust, dated as of December 13, 2006